UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2006

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	– OTHER EVENTS

On November 16, 2006, Crown Castle International Corp. (“Crown Castle”) established a record date and special meeting date for its stockholders to consider and vote on a proposal (“Proposal”) to issue shares of Crown Castle’s common stock to stockholders of Global Signal Inc. (“Global Signal”) in connection with the previously announced Agreement and Plan of Merger dated as of October 5, 2006, among Crown Castle, Global Signal and CCGS Holdings LLC, a wholly owned subsidiary of Crown Castle (“Merger Sub”), pursuant to which Global Signal will merge with and into Merger Sub (“Merger”), with Merger Sub as the surviving company (“Surviving Company”). Crown Castle stockholders of record at the close of business on November 27, 2006, will be entitled to notice of the special meeting and to vote on the Proposal. The special meeting will be held on January 11, 2007. Subject to the approval of the Proposal at the special meeting and the satisfaction of the other conditions to the Merger, Crown Castle currently expects that the Merger will be consummated on January 12, 2007.

The Securities and Exchange Commission (“SEC”) has informed Crown Castle that it will not be reviewing the Registration Statement on Form S-4 filed by Crown Castle on November 6, 2006, which contains a preliminary Joint Proxy Statement/Prospectus relating to the Merger. In addition, the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the acquisition of Crown Castle common stock by certain stockholders of Global Signal pursuant to the Merger have all been terminated, and the Federal Communications Commission has consented to the transfer of licenses currently controlled by Global Signal to the Surviving Company pursuant to the Merger.

The information in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Language Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements that are based on Crown Castle management’s current expectations. Such forward-looking statements include the expected Merger consummation date if certain conditions are satisfied and are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect Crown Castle’s results is included in Crown Castle’s filings with the SEC.

Additional Information and Where to Find It

In connection with the contemplated Merger, Crown Castle has filed with the SEC a Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus. INVESTORS AND SECURITY HOLDERS OF CROWN CASTLE AND GLOBAL SIGNAL ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS THAT IS A PART OF THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WHEN AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CROWN CASTLE, GLOBAL SIGNAL, THE MERGER AND RELATED MATTERS. Investors and security holders of Crown Castle and Global Signal are able to obtain copies of the Registration Statement and the preliminary Joint Proxy Statement/Prospectus as well as other filings with the SEC incorporated by reference into such documents, containing information about Crown Castle and Global Signal, without charge, at the SEC’s website at www.sec.gov. These documents may also be obtained for free from Crown Castle by directing a request to Crown Castle International Corp., Investor Relations, 510 Bering Drive, Suite 600, Houston, Texas 77057 or for free from Global Signal by directing a request to Global Signal Inc. at 301 North Cattlemen Road, Suite 300, Sarasota, Florida 34232-6427, Attention: Secretary.

Participants in the Solicitation

Neither Crown Castle nor Global Signal is currently engaged in a solicitation of proxies from the security holders of Crown Castle or Global Signal in connection with the Merger. If a proxy solicitation commences, Crown Castle, Global Signal and their respective directors and executive officers and other members of management may be deemed to be participants in such solicitation. Information regarding Crown Castle’s directors and executive officers is available in Crown Castle’s Annual Report on Form 10-K for the year ended December 31, 2005, and the proxy statement, dated April 11, 2006, for its 2006 annual meeting of stockholders, which are filed with the SEC. Information regarding Global Signal’s directors and executive officers is available in Global Signal’s Annual Report on Form 10-K for the year ended December 31, 2005 and the proxy statement, dated April 12, 2006, for its 2006 annual meeting of stockholders, which are filed with the SEC. Additional information regarding the interests of such directors and executive officers is included in the Registration Statement containing the preliminary Joint Proxy Statement/Prospectus filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: November 20, 2006

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